SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS II

(Name of Registrant as Specified in Its Charter)

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proxyvotenom.com/p/vn/dldcpm14/controll.jsp?app=&uctrinum=null III Manulifer Jk Investments Floating Rate Income Fund, a series of John Hancock Funds II Action required Important Dates Record Date: 04/13/2026 ® Meeting Date 06/25/2026 @ Voting Starts: 05/13/2006 Voting Ends: 0622026 Welcome to the Proxy Voting System for Floating Rate Income Fund, a series of John Hancock Funds II Your electronic proxy vote has the same validity as a properly executed proxy card returned by mai To access the voting system, enter the 14-digit Control Number provided on your proxy card or email notification, and Click CONTINUE. Enter the Control Number found on your proxy card: Continue III Manulife Accessing this site from a mobile device? Click here for a mobile-friendly version. proxyvotenow.com/pwn/defdcpmf4/control.jsp?app=jt Floating Rate Income Fund Important Dates Select a Voting Option Action required Record Delic 04/13/2826 @ 06/05/2926 @ Voting Starts 05/13/2026 06/25/2026 FLOATING RATE INCOME FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 25, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF JOHN HANCOCK FUNDS The undersigned revoking previous proxies, hereby appoint(s) Jay Aronowitz, Tho, M. Feinberg Phi Dîìàíà, êëàïòèêà tree, Êèðà Êàðîëîòîì, ìàñëåíî 2. êàêàî, Ìèà Ñ.Â. ìîíåò, íàãîëà Puluu, Âàéíîâîãî Schiavone, Christopher L Secher Betry Anne Seel Fernanda A Sand Steven Sunnerberg, with full power of Tanders of John Hancock Funds the Tuch the undersigned and the Special June 25, 2006 at 2:30 pm Time, and at any doutofthe We Trust get the picofthe Fund 200 Meeting, in accordance with the instructions on this proxy. Note that this Meeting is to shareholders of the Fund Allovers may be exercised by a majesty of al then by that one. Receipt of the Proxy included in the ProStat 2000 and Condi Please choose from one of the following two voting options. Vote as the Board of Trustees recommends Review Proposals) before voting

proxyvotenow.com/pvn/defdcpm14/prop.jsp?mv-5987652744266400925&Vot... III Manulife k Floating Rate Income Fund Action required Important Dates Record Date 04/13/2026 0 Meeting Date: 06/25/2026 Voting Starts: 05/13/2026 Voting Ends: 06/25/2026 Please Make Your Proxy Voting Selection(s) Below Item(s) not marked with a voting response will be voted as the Board of Trustees recommends. Previous Vote On File: 05/04/2026 Vote by 06/25/2026. You may change your vote at any time until this deadline. Your control number: 10430999990003 Proposal 1 To approve a new subadvisory agreement between John Hancock Investment Management, LLC and CQS (US), LLC with respect to the Fund. Logoff Proceed ©2005-2026 All Rights Reserved Term and Condi proxyvotenow.com/pvn/defdcpmf4/proper.jsp III Manulife k Investments Floating Rate Income Fund BOARD RECOMMENDATION: FOR FOR AGAINST ABSTAIN Action required Important Dates Record Date: 04/13/2026 Ø Meeting Date: 06/25/2026 ® Review Voting Summary and Submit Your Vote Please review your selections below. To register your vote, click the Submit Vote button at the bottom. Your vote will not be filled until you have clicked this button. Voting Starts: 05/13/2026 Voting Ends: 06/25/2026 Proposal 1 To approve a new subedvisory agreement between John Hancock investment Management, LLC and CQS (US), LLC with respect to the Fund. Log of Submit Vote Modity Vote ©2005-2028 All Rights Reserved. ABSTAIN

proxyvotenow.com/pvn/defdcpmf4/propsv.jsp III Manulife Jok Investments Floating Rate Income Fund Important Dates Record Date: 04/13/2006 Meeting Date: 06/25/2026 Send a confirmation of my vote to the following email address: hss_product_support@hancock.com Re-enter email address for verification: jhss_product_support@hancock.com Voting Starts: 05/13/2020 Voting Ends: 06/25/2025 Submit 2006-2006 All Rights Reserved. Terms and Conditions Privacy Noti Action required [EXTERNAL] Your Proxy Vote for the Floating Rate Income Fund Special Meeting (06/25/2026) verification@proxyvotenow.com To HSS Product Support Retention Policy Default 2 Year Delete (2 years) Dopies 5/7/2008 Reply Reply All Forward Fri 5/8/2026 10:11 AM Click here to download pictures. To help protect your privacy, Outlook prevented automatic download of some pictures in this message. Your Control Number: 10430999990003 Proposal 1: To approve a new subadvisory agreement between John Hancock Investment Management, LLC and CQS (US), LLC with respect to the Fund. --- ABSTAIN Thank you for casting your vote.

III Manulifer proxyvotnow.com/p/deldcp/prop.jsp?m=492058043653130208 Floating Rate Income Fund Action reque Important Dates Your Election Summary Previous Vote On File: None Ø Mode by You may change Voting Starts 25000 Proposal FOR To subnet your prey, you must click on the Subre Election Lo Modity Election [EXTERNAL] Your Proxy Vote for the Floating Rate Income Fund Special Meeting (06/25/2026) verification@proxyvatnow.com Retention Policy Debut 2 Year Your Control Number: 10430999200027 Reply #y Reply FAM You elected to submit your proxy and vote your shares as the Board of Trustees recommends on the Proposal Thank you for casting your vote

proxyvotnow.com/pin/defdcp/prop.jsp?w=60330479131594285048 Action III Manulife Important Dates 04/13/2006 @ © Voting Mar Floating Rate Income Fund Please Make Your Proxy Voting Selection(s) Below Item(s) not marked with a voting response will be voted as the Board of Trustees recommends. Previous Vote On File: None Your camber: 10430000000005 Voting End La III Manulife Proposal 1 Investment Management, LLC and CGS (US), LLC with respect to the Proceed proxysterow.com/p/defcp/progverjap Floating Rate Income Fund Important Dates Review Voting Summary and Submit Your Vote @ Meeting Date: @ BOARD RECOMMINATION FOR AGAINST ABSTAIN Please review your selections below. To register your vote, click the Submit Vote button at the bottom. Your vote will not be filed until you have clicked this button. Proposal 1 To approve a new subdisory agreement between John Hancock investment Management, LLC and CQS (US, LLC with the Fund Subreit Vote Modity Ve FOR

[EXTERNAL] Your Proxy Vote for the Floating Rate Income Fund Special Meeting (06/25/2026) verification@progonow.com tures. To help protect your peruacy, Cutout prevented butomatic of compares this message. Your Control Number: 10430666990008 Proposal To approve a new subadvisory agreement between John Hancock Investment Management, LLC and CQS JUSL LLC with respect to the Fund.---FOR Thank you for eating your vo A proxyvotnow.com/pin/defdcpm4/propjap/v=-2913410545833582278 III Manulife Important Dates Record Date Floating Rate Income Fund Please Make Your Proxy Voting Selection(s) Below Item(s) not marked with a voting response will be voted as the Board of Trustees recommends. Proposal 1 Las Proceed Previous Vote On File: 05/04/2026 BOARD RECOMMENDATION FOR FOR AGAINST ABSTAIN

+proxyvotnow.com/pin/defcpm/properjap III Manulife Floating Rate Income Fund Important Dates © Review Voting Summary and Submit Your Vote Please review your selections below. To register your vote, click the Submit Vote button at the bottom Your vote will not be filed until you have clicked this button. T Losoff Proposal 1 To approve a new advisory agreement between Jobcock Invent LLC and COLLLC with spectand Submit Vote [EXTERNAL) Your Proxy Vote for the Floating Rate Income Fund Special Meeting (06/25/2026) verification@proxyvotenow.com by Reply thy Mapy All Copyourpoprad of come peches in this message. Your Control Number: 10430999990015 Proposal 1: To approve a new subadvisory agreement between John Hancock Investment Management, LLC and CQS (US), LLC with respect to the Fund. AGAINST Thank you for casting your vote AGAINST

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Thank you for calling the John Hancock Floating Rate Income Fund proxy voting line. Our offices are now closed. Please call us back during our normal business hours, which are Monday through Friday, 10:00 a.m. to 11:00 p.m. Eastern time. Thank you and have a nice day.

Inbound – Call in Queue Message

Thank you for calling the John Hancock Floating Rate Income Fund proxy voting line. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

End of Campaign Message

Thank you for calling the John Hancock Floating Rate Income Fund proxy voting line. The Special Meeting of Shareholders scheduled for June 25, 2026, has concluded. As a result, this toll-free number is no longer in service for proxy related shareholder calls. If you have questions about your investment in the John Hancock Floating Rate Income Fund, please contact your Financial Advisor or call the Fund directly at 800-225-5291. Thank you.

Outbound Voicemail Script

Hello.

I am calling on behalf of your current investment in the John Hancock Floating Rate Income Fund.

A Special Meeting of Shareholders of the fund is scheduled to take place on June 25, 2026. All Shareholders are being asked to consider and vote on an important matter affecting the fund. As of today, your vote has not been registered.

Your vote is important.

Please contact us as soon as possible, toll-free at 888-297-3698 Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time to cast your vote.

Thank you and have a good day